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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               DECEMBER 13, 2004
                Date of report (Date of earliest event reported)

                                IMAX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          CANADA                      0-24216                   98-0140269
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)               Number)            Identification  Number)


           2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO, CANADA, L5K 1B1
           (Address of Principal Executive Offices)     (Postal Code)


                                 (905) 403-6500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 13, 2004, IMAX Corporation (the "Company") announced that it had entered into a Settlement Agreement (the "Agreement") amongst the Company, United Cinemas International Multiplex B.V., United Cinemas International (Japan) K.K. and United Cinemas International (U.K.) Ltd. The parties agreed to settle a previously-disclosed litigation with the former owners of United Cinemas International Multiplex B.V. ("UCI"), an operator of multiplex theatres based in the United Kingdom. Most of the assets of UCI, and related entities, were recently sold to private equity firm in the U.K. Pursuant to the Agreement, the Company will receive cash payments in both the fourth quarter of 2004 and the first quarter of 2005, in full and final settlement of all litigation claims. Copy of the press release dated December 13, 2004 is attached as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

EXHIBIT NO.     DESCRIPTION
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99.1            Press Release dated December 13, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         IMAX CORPORATION
                                         (Registrant)


Date:   December 13, 2004                By:      "G. Mary Ruby"
      ---------------------                     --------------------------------
                                         Name:    G. Mary Ruby
                                         Title:   Corporate Secretary